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                                                  EXHIBIT 23


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------



As independent public accounts, we hereby consent to the incorporation of our report dated May 29, 1998 included in this Form 11-K into Yankee Energy System, Inc. 401(k) Employee Stock
Ownership Plan's previously filed Registration Statement File No.
33-52077.


                         /s/ Arthur Andersen LLP


Hartford, Connecticut
June 26, 1998